Exhibit 10.18

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) is made and entered into this 31st day of August, 2010, by and between Phoenix Investors #25, L.L.C., an Arizona limited liability company (“Landlord”), and WageWorks, Inc., a Delaware corporation (“Tenant”) and is amended as follows.

W I T N E S S E T H:

WHEREAS, WageWorks, Inc. (“Tenant”) and Phoenix Investors #25, L.L.C. are parties to that certain Lease dated July 23, 2007 (collectively the “Lease”) as amended by the First Amendment dated May 24, 2010 with respect to Suites 101 and 114 located in a building (the “Building”) at 1050 West Washington Street, Tempe, Arizona, known as Papago Reserve (the “Property”) and

NOW, THEREFORE, good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereby amend the Lease as follows:

1.	The Completion Date of the tenant improvements for Suite 114 is August 1, 2010.

4.	For the purpose of Item l0 on the Schedule, the Termination Date is July 31, 2015.

5.	For the purpose of Item 13 on the Schedule the Base Rent for the New Premises is as follows

Period	Annual Base Rent	Monthly Base Rent
08/01/l0 - 01/31/11	$630,014.00	$52,501.17
02/01/l1 - 07/31/12	$743,424.00	$61,952.00
08/01/12 - 07/31/14	$777,216.00	$64,768.00
08/01/14 - 07/31/15	$811,008.00	$67,584.00

The Schedule shown above is reflecting that the initial six (6) months following the Completion Date shall be free for the Additional Premises.

6.	Except as otherwise amended hereby, the terms and covenants of the Lease remain in full force and effect and the parties hereto, by execution of this Second Amendment, ratify and confirm same.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to be effective on the date set forth above.

LANDLORD:

PHOENIX INVESTORS #25 L.L.C., an Arizona limited liability company

By:	Greenwood & McKenzie, a California general partnership
	Its:	Manager

/s/ Carl J. Greenwood
	By:	Carl J. Greenwood
	Its:	General partner

TENANT:

WageWorks, Inc., a Delaware corporation

By:	/s/ Richard T. Green
Name:	Richard T. Green
Title:	CFO